UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 28, 2025

OCEAN BIOMEDICAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40793	87-1309280
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Claverick St., Room 325

Providence, RI 02903

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (401) 444-7375

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $0.0001 par value	OCEA	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one share of common stock at an exercise price of $11.50	OCEAW	The Nasdaq Stock Market LLC
(Title of Each Class)	(Trading Symbol)	(Name of Each Exchange on Which Registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (CFR §240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On March 28, 2025, we held an annual meeting of stockholders (the “Meeting”). The Inspector of Elections determined that there were 59,790,931 represented of the 140,584,743 common shares of the Company at the meeting amounting to 42.530 % of voting shares. At the Meeting, the Company’s stockholders approved the following proposals (with percentages relating to the number of shares voted on each matter):

1. Election of Directors

For	Against	Abstain	Broker Non-Vote

(1) Dr. Chirinjeev Kathuria, M.D.

28,473,831	4,276,790	281,736	26,758,574

(2) Elizabeth Ng, M.D.

30,342,761	2,414,667	274,929	26,758,574

(3) Jonathan Kurtis, M.D., Ph.D

30,625,072	2,125,038	282,247	26,758,574

(4) Michael Peterson

30,520,515	2,210,232	301,610	26,758,574

2. Approval of a. Reverse Split of issued and outstanding shares of common stock approval in a range of 1:2 to 1:250.

For	Against	Abstain
43,708,050	15,757,223	325,658

3. Approval of 2025 Equity Compensation Plan.

For	Against	Abstain	Broker Non-Vote
28,773,654	4,136,878	121,825	26,758,574

4. Ratification of Auditors Berkowitz Pollack & Brandt as our independent registered public accounting firm for the year ending December 31, 2025.

For	Against	Abstain
55,487,338	3,329,999	973,594

5. Approve a non-binding advisory vote regarding the compensation paid to our Named Executive Officers (“Say-On-Pay”)

For	Against	Abstain	Broker Non-Vote
29,233,497	3,583,347	215,513	26,758,574

6. Approve a non-binding advisory vote regarding the frequency of holding our Say-On-Pay vote.

Three Years	Two Years	One Year	Abstain	Broker Non-Vote
27,236,885	3,242,231	1,788,193	765,048	26,758,574

As previously disclosed, at the Meeting, the following directors either determined to not stand for election or resigned: Michelle Berrey (who also resigned as CEO), Jack Elias, Bill Owens, Suren Ajjarapu and Amy Griffith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 1, 2025

OCEAN BIOMEDICAL, INC.

By:	/s/ Jolie Kahn
Jolie Kahn
Chief Financial Officer